NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Small Cap Index Fund

Supplement dated February 29, 2012
to the Summary Prospectus dated May 1, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.           At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on January 12, 2012, the Board approved amendments to the investment advisory agreement between the Trust, on behalf of the NVIT Small Cap Index Fund (the “Fund”), and Nationwide Fund Advisors (“NFA”), the investment adviser to the Trust, pursuant to which the fee payable by the Fund to NFA has been reduced, effective February 1, 2012.

2.           Effective February  1, 2012, the Fees and Expenses Table found on page 1 of the Summary Prospectus is deleted and restated as follows:

	Class Y Shares	Class II Shares
Shareholder Fees (paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees1	0.19%	0.19%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses2	0.09%	0.24%
Total Annual Fund Operating Expenses	0.28%	0.68%
1 “Management Fees” have been restated to reflect the reduction of contractual investment advisory fees, effective February 1, 2012.
2 “Other Expenses” have been restated to reflect the terms for the allocation of fund expenses under the Joint Fund Administration and Transfer Agency Agreement approved by the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”).

3.           Effective February 1, 2012, the Example Table found on page 2 of the Summary Prospectus is deleted and restated as follows:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$29	$90	$157	$356
Class II shares	69	218	379	847

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE